Exhibit 10.96

FIRST AMENDMENT

TO THE

SUPPLEMENTAL RETIREMENT PLAN FOR

EXECUTIVE EMPLOYEES OF

STATE AUTO INSURANCE COMPANIES

Background Information

A.

State Automobile Mutual Insurance Company (the “Company”) previously adopted and maintains the Supplemental Retirement Plan for Executive Employees of State Auto Insurance Companies (the “Plan”) for the benefit of key executive employees.

B.	The Company desires to amend the Plan to change the sponsor of the Plan to State Auto Property & Casualty Insurance Company.

C.	The Plan permits the Company to amend the Plan at any time.

Amendment of the Plan

The Plan is hereby amended effective December 1, 2010 as follows:

1.	The Plan’s sponsor and the defined term “State Auto” contained within the Plan is hereby amended to be State Auto Property & Casualty Insurance Company.

2.	All other provisions of the Plan shall remain in full force and effect.

STATE AUTOMOBILE MUTUAL INSURANCE COMPANY

BY:	/s/ J A Yano

ITS:	Vice President, Secretary and General Counsel

DATE:	11/9/10